Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)          The accompanying Quarterly Report on Form 10-Q for the quarter ended August 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2005

/s/ Frederick M. Green	, Chief Executive Officer
Frederick M. Green

/s/ William J. Birmingham	, Interim Chief Financial Officer
William J. Birmingham